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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  APRIL 12, 1999


                                GSI LUMONICS INC.
                     -------------------------------------
             (Exact name of registrant as specified in its charter)


                              NEW BRUNSWICK, CANADA
                ------------------------------------------------
                    (State of incorporation or organization)


        333-71449                                                38-1859358
---------------------------                                 -------------------
 (Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)


                   105 SCHNEIDER ROAD, KANATA, CANADA       K2K 1Y3
               ---------------------------------------    ----------
               (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:  (613) 592-1460
                                                     --------------

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Item 5.  OTHER EVENTS.

         On April 12, 1999, the Board of Directors of GSI Lumonics Inc. (the "Company") adopted a shareholder rights plan (the "Rights Plan"), which was ratified by the Company's shareholders at its annual meeting on May 11, 1999. Pursuant to the terms of the Rights Plan, the Board must submit the resolution to the Company's shareholders at its next annual meeting seeking ratification of the continued existence of the Rights Plan. If ratified by a majority of common shares held by independent shareholders, the Rights Plan will remain in full force and effect for a period of six years.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (c)  EXHIBITS.

                  Exhibit 99.A - Rights Agreement, dated as of April 12, 1999 between GSI Lumonics Inc. and Montreal Trust Company of Canada, as Rights Agent.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GSI LUMONICS


Date:  January 24, 2002                    By: /s/ Charles D. Winston
                                               ------------------------------
                                               Charles D. Winston
                                               Chief Executive Officer


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                                  EXHIBIT INDEX


      EXHIBIT     DOCUMENT

       99.A Rights Agreement, dated as of April 12, 1999 between GSI Lumonics and Montreal Trust Company of Canada, as Rights Agent.